UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2009

EMS TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Georgia	000-06072	58-1035424
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Engineering Drive Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 263-9200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition

On November 5, 2009, the Registrant is publicly releasing financial results for its quarter ended October 3, 2009. Such release is being made by press release and by a subsequent telephone conference call that has been announced to, and is broadly accessible by, the public. The press release is furnished with this filing as Exhibit 99.1.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c)    The following exhibits are furnished as part of this Form 8-K.

Exhibit No.	Description

99.1	Press release dated as of November 5, 2009, releasing EMS’s financial results for the quarter ended October 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS TECHNOLOGIES, INC.
Date: November 5, 2009	By:	/s/ Gary B. Shell
Gary B. Shell
Senior Vice President, Chief Financial Officer and Treasurer